Exhibit 10.20(a)

AMENDMENT TO THE AGREEMENT RELATING TO ACQUISTIONS

THIS AMENDMENT TO THE AGREEMENT RELATING TO ACQUISITIONS (this “Amendment”) is made and entered into effective as of the 1st day of September, 2014, by and between the Sea Ray Division of Brunswick Corporation (the “Company”), and MarineMax, Inc. (“MarineMax”).

WHEREAS, MarineMax and the Company have previously entered into the Agreement Relating to Acquisitions dated December 6, 2005 (the “Agreement”) and they now desire to amend and modify the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and as provided in Section 12 of the Agreement, the parties agree to amend the Agreement as follows:

1. Dealer Agreement. The reference to the Dealer Agreement in the recitals of the Agreement shall be modified to refer to the Sales and Service Agreements entered into by and between the Sea Ray Division of Brunswick Corporation and MarineMax, Inc. (and its affiliates) dated September 1, 2014.

2. Section 11. The first sentence of Section 11 of the Agreement is hereby deleted in its entirety.

3. Notices. The addresses in Section 14 of the Agreement are hereby deleted in their entirety and are replaced with the addresses for notice in the Dealer Agreement.

4. Ratification. Except as specifically amended and modified by this Amendment, all of the terms and provisions of the Agreement are hereby ratified, confirmed and approved by the parties hereto and such terms and provisions shall remain in full force and effect.

5. Miscellaneous. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of any conflicts of law principles. This Amendment shall be binding upon and inure to the benefit of the parties hereto, and their successors and permitted assigns. This Amendment may not be modified, amended or supplemented except by written agreement of both parties. This Amendment may be executed in counterparts. If executed in counterparts, each counterpart shall be deemed an original, but both of which taken together shall constitute one and the same agreement. Any signature delivered by facsimile or other electronic transmission shall be deemed to be an original signature.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

Sea Ray Division of Brunswick Corporation

By:	/s/ Tim Schiek
Title:	President Recreational Boat Group

MarineMax, Inc.

By:	/s/ Michael H. McLamb
Title:	Executive Vice President